UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2012 (August 17, 2012)

ANCESTRY.COM INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34518	26-1235962
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 West 4800 North, Provo, UT		84604
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (801) 705-7000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 17, 2012, in connection with the closing of the Transaction (as defined below), Ancestry.com Inc. (the “Company”), through its wholly-owned subsidiary Ancestry.com Operations Inc., entered into a license agreement (the “License Agreement”) with Inflection LLC, a Nevada limited liability company (“Inflection”), pursuant to which Inflection will license certain intellectual property to the Company to facilitate operation of the Archives.com business after the closing of the Transaction, as described below. A copy of the License Agreement is attached as Exhibit 99.1 hereto and is incorporated by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On August 15, 2012, the waiting period for U.S. antitrust review under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR”), relating to the previously announced acquisition of Inflection’s family history website, Archives.com, and certain other assets by the Company, expired. The expiration of the HSR waiting period satisfied a condition to the closing of the Transaction.

Subsequently, on August 17, 2012, the Company completed the acquisition of Archives.com, and certain other assets, for $100 million in cash plus the assumption of certain liabilities (the “Transaction”) pursuant to the Asset Purchase Agreement, dated April 25, 2012 by and between the Company and Inflection.

The Company will continue to operate Archives.com. In addition, as previously announced, certain employees of Inflection entered into employment arrangements with the Company, which became effective upon consummation of the Transaction. Further, at the closing, the Company and Inflection entered into a transition services agreement, under which Inflection will provide certain services to facilitate the Company’s operation of the Archives.com business not purchased in the Transaction for a period of time of 120 days to 300 days after closing.

A copy of the press release announcing the closing of the Transaction is attached as Exhibit 99.2 hereto and is incorporated by reference.

Item 9.01.	Completion of Acquisition or Disposition of Assets.

(a)	Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.

(b)	Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.

(d)	Exhibits.

Exhibit	Description
2.1	Asset Purchase Agreement dated April 25, 2012 by and between Ancestry.com Operations Inc. and Inflection LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed April 30, 2012 (File No. 1-34518)).

99.1	Platform License Agreement dated August 17, 2012 by and between Ancestry.com Operations Inc. and Inflection LLC (filed herewith as described in Item 1.01).

99.2	Press release dated August 17, 2012 by the Company announcing the closing of the Transaction (filed herewith as described in Item 2.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANCESTRY.COM INC. (Registrant)

Date: August 21, 2012	By:	/s/ William C. Stern
William C. Stern
General Counsel

INDEX OF EXHIBITS

Exhibit	Description
2.1	Asset Purchase Agreement dated April 25, 2012 by and between Ancestry.com Operations Inc. and Inflection LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed April 30, 2012 (File No. 1-34518)).

99.1	Platform License Agreement dated August 17, 2012 by and between Ancestry.com Operations Inc. and Inflection LLC (filed herewith as described in Item 1.01).

99.2	Press release dated August 17, 2012 by the Company announcing the closing of the Transaction (filed herewith as described in Item 2.01).